Exhibit 99.1

© 2020 Aprea Therapeutics, Inc. January 2020 J.P. Morgan 38 th Annual Healthcare Conference

2 © 2020 Aprea Therapeutics, Inc. Forward - Looking Statements Certain information contained in this press release includes “forward - looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinic al trials and regulatory submissions. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates ,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey un cer tainty of the future events or outcomes to identify these forward - looking statements. Our forward - looking statements are based on current beli efs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward - looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward - looking statements are subject to risks and uncertainties including risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securit ies and Exchange Commission, including our Quarterly Report on Form 10 - Q. For all these reasons, actual results and developments could be materi ally different from those expressed in or implied by our forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly upd ate such forward - looking statements to reflect subsequent events or circumstances.

Aprea Therapeutics (NASDAQ: APRE)

The p53 Reactivator Company

- **Focused on p53-targeted anticancer therapy**
  - Headquarters in Boston, MA with research facilities in Stockholm, Sweden
  - Gross proceeds of ~$98mm in October 2019 IPO
    - Use of proceeds to expand and accelerate clinical development
    - 5th best performing Biotech IPO in 2019[1]

- **Significant unmet medical need: Patients with p53 mutant malignancies**
  - p53 mutation associated with poor prognosis and aggressive clinical treatment
  - Limited therapeutic options to specifically treat p53 mutant malignancies
  - APR-246: First-in-class small molecule to restore normal form and function of mutated p53
    - Broad opportunity to enhance potency of anti-cancer therapies; impact patient lives and treatment strategies

- **Aggressive Clinical Development Program**
  - APR-246:
    - Proof-of-principle Phase 2 clinical studies in p53 mutant MDS
    - Randomized Phase 3 clinical study underway in p53 mutant MDS
    - Additional Phase 2 studies underway and planned in hematological and solid tumor malignancies
  - APR-548: Next-generation p53 reactivator
    - Best-in-class small molecule with opportunity for oral administration

[1]Jefferies equity research report, "Final IPO Scorecard, Metrics, and Trends – Who are the Top Performers of 2019?", January 2, 2020

© 2020 Aprea Therapeutics, Inc.
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4 © 2020 Aprea Therapeutics, Inc. p53: Guardian of the Genome □ p53 is a critical tumor suppressor protein ▪ Normal function senses DNA damage and induces o Apoptosis, cell - cycle arrest, senescence □ The gene encoding p53 is the most commonly mutated gene in cancer ▪ Mutated in over half of all liquid and solid tumors ▪ Disrupts tumor suppressive function ▪ Leads to acquisition of pro - tumor functions □ Patients with p53 mutation have inferior prognosis ▪ Ineffective treatment options with non - functional pathway ▪ Decreased sensitivity/resistance to approved anti - cancer agents ▪ Aggressive clinical course with high rates of relapse □ Our approach ▪ Direct conformational reactivation of mutant p53 ▪ Restoration of wild - type p53 structure and functional activity ▪ Combination therapy with multi - agent additive/synergistic activity Graphic: Bieging and Attardi , Trands Cell Biol, 2012, 97.

Our Approach to Reactivating p53

- **APR-246 is converted to MQ, which covalently binds mutant p53 to restore wild-type conformation, resulting in cell cycle arrest and apoptosis**



APR-246
MQ
p53 R175H cells
- APR-246
+ APR-246
p53 M237I tumors
Control
APR-246
Cleaved PARP
p21
Bax
Noxa
β-actin

Spontaneous conversion to MQ

Green: MQ covalently bound to p53

Red: Antibody detection of restored wild-type conformation in mutant p53 with APR-246 treatment

Expression of cell cycle arrest and pro-apoptotic genes with APR-246 treatment

Sources: Aprea unpublished data; Furukawa et al, Cancer Sci, 2018

© 2020 Aprea Therapeutics, Inc.
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6 © 2020 Aprea Therapeutics, Inc. Clinical Development

Current Pipeline

Molecule	Indication	Treatment Line	Preclinical	Phase 1	Phase 2	Phase 3
APR-246	*TP53* Mutant MDS	Frontline	Combination with azacitidine			
	TP53 Mutant MDS / AML	Frontline (U.S. study)[1]	Combination with azacitidine			
		Frontline (French study)[1]	Combination with azacitidine			
		Post-Transplant Maintenance	Combination with azacitidine			
	TP53 Mutant AML	Frontline and Relapsed / Refractory	Combination with venetoclax[2]			
APR-548	*TP53* Mutant MDS / AML					

[1]Investigator-initiated trial; [2]With or without azacitidine

© 2020 Aprea Therapeutics, Inc.

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8 © 2020 Aprea Therapeutics, Inc. TP53 Mutant MDS and AML are Diseases of Older Adults and Have Limited Treatment Options and Poor Outcomes Sources: 1 Decision Resources Group, 2019; 2 Lindsley et al, New England J Med, 2017, 536; 3 Dohner et al, Leukemia, 2018, 2546; Sallman et al, ASH poster #1817, 2018; Bories et al, ASH poster 2745, 2018; Takahashi et al. Oncotarget . 2016. □ MDS and AML are bone marrow disorders in which malignant blood cells impair normal blood production and lead to death due to infection and bleeding □ TP53 mutations (~20% of MDS/AML 2,3 ) are associated with significantly poorer survival □ No established curative pharmacologic therapies □ Most patients receive azacitidine for frontline therapy Estimated Global Prevalence 1 Annual Growth Rate 1 MDS ~ 200,000 Mature markets: 2 - 3% Emerging markets: 3 - 4% AML ~ 213,000 Mature markets: 1 - 2% Emerging markets: 2 - 3% Response Rate 3 Median OS 3 MDS ORR: 40 - 45% CR: 15 - 20% ~ 7 - 8 months AML ORR: 40 - 50% CR: 10 - 20% ~ 7 - 8 months

9 © 2020 Aprea Therapeutics, Inc. Phase 1b/2 Trials in TP53 Mutant MDS/AML: Overview □ Two parallel investigator - initiated trials evaluating frontline APR - 246 + azacitidine (AZA) ▪ All patients confirmed as TP53 mutant by next - generation sequencing ▪ Patients receive 4 days APR - 246 followed by 7 days AZA in 28 - day cycles ▪ Endpoints include complete remission (CR) rate (primary), overall response rate (ORR), duration of response ( DoR ) and overall survival (OS) □ Patient Demographics ASH 2019 Update 1 1 Updates as of data cutoffs presented at ASH 2019; 2 Sallman et al, ASH 2019, data cutoff November 15, 2019; 3 Cluzeau et al, ASH 2019, data cutoff November 29, 2019 U.S. Trial 1 French Trial 2 All (N=55) MDS (N=40) All (N=53) MDS (N=34) Age in years, median (range) 66 (34 – 85) 66 (34 – 80) 73 (44 – 87) 74 (46 – 87) Disease type, n (%) MDS 40 (73) 34 (64) IPSS - R: Intermediate 4 (7) 4 (10) 3 (6) 3 (9) IPSS - R: High 8 (15) 8 (20) 3 (6) 3 (9) IPSS - R: Very high 28 (51) 28 (70) 28 (53) 28 (82) AML 11 (20) 19 (36) MDS - MPN / CMML 4 (7) 0 (0) Complex karyotype, n (%) 47 (85) 36 (90) 46 (87) 28 (83)

10 © 2020 Aprea Therapeutics, Inc. Data Summary of APR - 246 + AZA in TP53 Mutant MDS Patients □ Highly concordant responses observed across U.S. and French Trials □ 52% of evaluable MDS patients in U.S. trial discontinued study treatment for transplant □ APR - 246 + AZA combination regimen is well - tolerated ▪ Majority of adverse events were low grade (< 3) and associated with the underlying disease ASH 2019 Update 1 Evaluable patients: patients who have undergone repeat bone marrow biopsy; 2 Sallman et al, ASH 2019; 2 Cluzeau et al, ASH 2019; 4 Sallman et al, ASH poster #1817, 2018; Bally et al. Leuk Res. 2014; Takahashi et al. Oncotarget. 2016; Kulasekararaj et al, Br J Haematol, 2013; Bejar et al, Blood, 2014 Falconi et al, Leukemia, 2018 U.S. Trial 2 French Trial 3 AZA Historical 4 Evaluable 1 MDS patients, n 33 27 Response rates ORR 88% 74% 40 - 45% CR 61% 59% 15 - 20% Median duration of follow - up, months 10.8 6.4 Median DoR , months Overall 8.4 not reached 4 - 5 CR 7.3 not reached Median OS, months 10.4 not reached 7 - 8

11 © 2020 Aprea Therapeutics, Inc. Response and Duration in Evaluable Patients - U.S. Trial 1 (N=45) ASH 2019 Update 1 Sallman et al, ASH 2019 Median duration of follow - up = 10.8 months Overall MDS AML MDS - MPN + CMML Evaluable patients, n 45 33 8 4 Overall response rate, n (%) 39 (87) 29 (88) 7 (88) 3 (75) CR rate, n (%) 24 (53) 20 (61) 4 (50) 0 (0) Duration of CR, months (median) [95% CI] 7.3 [5.8 – N.E.] 7.3 [5.8 – N.E.] 7.0 [3.3 – N.E.] N.E. Discontinued for transplant, n (%) 22 (49) 17 (52) 4 (50) 1 (25)

12 © 2020 Aprea Therapeutics, Inc. Responses Observed Across p53 Mutation Types and Locations U.S. Trial 1 French Trial 2 ASH 2019 Update 1 Sallman et al, ASH 2019; 2 Cluzeau et al, ASH 2019

Response and Duration of APR-246/AZA Compared to Published Data for AZA Alone

TP53 Mutant MDS


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
AZA Historical1
U.S. Trial2
French Trial3
ORR
CR


AZA Historical
U.S. Trial
0
2
4
6
8
10
DoR (months)

[1]Sallman et al, ASH poster #1817, 2018; Bally et al. Leuk Res. 2014; Takahashi et al. Oncotarget. 2016; Kulasekararaj et al, Br J Haematol, 2013; Bejar et al, Blood, 2014 Falconi et al, Leukemia, 2018; [2]Sallman et al, ASH 2019; [3]Cluzeau et al, ASH 2019

© 2020 Aprea Therapeutics, Inc.

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14 © 2020 Aprea Therapeutics, Inc. Randomized Phase 3 MDS Trial 1 Topline Data Expected Q3 2020 1 ClinicalTrials.gov NCT03745716; 2 As of January 10, 2020 Randomized study of frontline AZA ± APR - 246 in TP53 mutant MDS □ Status ▪ 102/154 patients currently enrolled with 9 in screening 2 ▪ Full enrollment anticipated 1Q 2020 with CR primary endpoint readout expected 3Q 2020 ▪ Fast Track Designation for MDS granted by FDA in April 2019 ▪ Orphan Drug Designations for MDS granted by FDA in April 2019 and EMA in July 2019 ▪ Intermediate/High/Very High Risk TP53 mutant MDS ▪ Primary endpoint: CR rate ▪ Secondary endpoints: ORR, DoR , PFS, LFS, OS, transplant rate ▪ Highly powered at 90% to detect 2 - sided alpha of 0.05 provided by overestimating CR of 25% in control AZA arm and underestimating CR of 50% in APR - 246 + AZA arm

15 © 2020 Aprea Therapeutics, Inc. Current Pipeline Update and Overview □ Phase 2 Post - Transplant Trial ▪ Only a minority of patients proceed to stem cell transplant (SCT) due to lack of sufficient response to initial therapies, advanced age, comorbidities and lack of a suitable donor ▪ APR - 246 + AZA maintenance for post - transplant TP53 mutant MDS/AML ▪ 6/31 patients currently enrolled, 17 patients in screening 1 ▪ Full enrollment anticipated 1H 2020 with 1 - year RFS primary endpoint readout 1H 2021 ▪ Benchmark: ~30% 1 - year relapse - free survival in transplanted TP53 mutant MDS/AML patients □ Phase 1/2 AML Ven - Combo Trial ▪ Preclinical data demonstrate strong synergistic activity of APR - 246 + Bcl - 2 inhibitor ( venetoclax ) ▪ APR - 246 + venetoclax ± AZA in 1L and R/R TP53 mutant AML ▪ Study evaluating safety and preliminary efficacy ▪ 2 patients enrolled 1 ▪ Expansion into 1L and R/R AML cohorts with doublet and triplet therapies following safety lead - in phase 1 As of January 10, 2020

Future Pipeline Plans

❑ Hematological Malignancies

- Phase 1 in relapsed/refractory *TP53* mutant non-Hodgkins lymphomas (CLL, MCL)
  - APR-246 + venetoclax and APR-246 + ibrutinib
  - Study evaluating safety and preliminary efficacy
  - Anticipate first patient enrolled 2H 2020

❑ Solid Tumors

- APR-246 + anti-PD-1 therapy in solid tumors
  - Rationale: Data from MSKCC demonstrate APR-246 enhances effects of PD-1 blockade in murine melanoma and colorectal carcinoma models (AACR, 2019)[1]
  - Indications
    - Relapsed/refractory gastric cancer
    - Relapsed/refractory bladder cancer
    - Relapsed/refractory non-small cell lung cancer
  - Study evaluating safety and preliminary efficacy
  - Anticipate first patient enrolled 2H 2020

Ghosh et al, 2019 AACR Annual Meeting, Abstract 4843

© 2020 Aprea Therapeutics, Inc.
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17 © 2020 Aprea Therapeutics, Inc. □ Similar mechanism of action to APR - 246 (MQ) □ More potent than APR - 246 in vitro ▪ ≥ 40% reduction in IC 50 APR - 548: Oral Next - Generation p53 Reactivator □ IND enabling studies in progress ▪ No inhibition/induction of key metabolic enzymes, no hERG signal ▪ Pivotal repeat - dose GLP toxicology studies near completion; reports pending □ Scalable, high - purity manufacture developed and on schedule for clinical studies □ IND filing anticipated 1H 2020 □ High oral bioavailability: 80 - 99% □ Orally active BID in xenograft model 0 5 10 15 20 25 30 35 40 45 2x47 mg/kg 2x94 mg/kg 2x188 mg/kg Reduction in tumor growth increase vs control (%)

18 © 2020 Aprea Therapeutics, Inc. Financial Overview » ~$130.1 million of cash and cash equivalents (unaudited) at December 31, 2019 » No outstanding debt » Anticipated cash burn for 2020: $35.0 million – $40.0 million » Existing cash should fund operations into 2023 Balance Sheet Shares Outstanding Other » ~21.0 million common shares outstanding at November 13, 2019 » ~24.5 million common shares outstanding on a fully - diluted basis » 13 full - time employees at December 31, 2019 » Up to 7 additional full - time employees planned for 2020

19 © 2020 Aprea Therapeutics, Inc. 2020 Anticipated Milestones Milestones Timeline Phase 3 Frontline MDS CR primary endpoint readout 3Q 2020 NDA Submission 4Q 2020 Phase 1/2 Frontline MDS/AML (French Trial) CR rate, duration, survival 1H 2020 Phase 2 MDS / AML post - transplant maintenance Full enrollment 1H 2020 Phase 1/2 AML Ven - Combo Trial FPI Jan 2020 Phase 1/2 NHL Trial First patient enrolled 2H 2020 Phase 1/2 Solid Tumor I - O Trials First patient enrolled 2H 2020 2 nd Gen p53 reactivator, APR - 548 IND 1H 2020 First patient enrolled in Phase 1 1H 2020

20 © 2020 Aprea Therapeutics, Inc. Summary □ Continued strong execution of current APR - 246 clinical development plan ▪ Positive and concordant efficacy data in Phase 1b/2 trials for MDS/AML ▪ Randomized Phase 3 trial for MDS on track for full enrollment 1Q 2020 and primary CR endpoint readout 3Q 2020 ▪ Excellent enrollment trajectory in Phase 2 trial for MDS/AML post - transplant maintenance ▪ First patients dosed in Phase 1/2 ven - combo AML trial □ Aggressively broadening pipeline with upcoming studies in hematologic malignancies and solid tumors ▪ Non - Hodgkins lymphomas (CLL, MCL) ▪ Gastric cancer ▪ Bladder cancer ▪ Non - small cell lung cancer □ Next - generation, oral p53 reactivator APR - 548 poised to enter clinical trials ▪ IND timeline: 1H 2020 □ ~$130.1 million cash and cash equivalents (unaudited) at December 31, 2019 to fund operations into 2023